SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2006

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 23.1 CONSENT OF BDO SEIDMAN, LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EXHIBIT 99.1 SELECTED FINANCIAL DATA

EXHIBIT 99.2 MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

EXHIBIT 99.3 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

EXHIBIT 99.4 MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING AND DISCLOSURE CONTROLS AND PROCEDURES

Item 8.01 Other Events.

As previously reported by QuadraMed Corporation (the “Company”) in its Annual Report on Form 10-K for the year ended December 31, 2004 (the “Annual Report”), filed with the Securities and Exchange Commission (“SEC”) pursuant to Rule 12b-25 of the Securities Exchange Act of 1934 on March 25, 2005, due to increasing operating losses in the Company’s Financial Services Division, and the lack of a qualified buyer for the business, the Company announced the shutdown of this division on December 15, 2004. The shutdown of this division was effective February 15, 2005. Pursuant to SEC rules, the Company is required to update the financial statements and certain other financial information reported in the Annual Report in connection with the shutdown of this division. Item 6, Selected Financial Data, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8, Financial Statements and Supplementary Data of the Annual Report have been updated to reflect the Financial Services Division as a discontinued operation and are set forth in Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

The Company amended its Annual Report on April 29, 2005 (“Amendment No. 1”) to include Management’s Annual Report on Internal Control Over Financial Reporting and Disclosure Controls and Procedures and the Report of Registered Public Accounting Firm, in accordance with the SEC’s Exemptive Order (Release No. 34-50754). The Company further amended its Annual Report on January 4, 2006 (“Amendment No. 2”) to (i) update the Report of Independent Registered Public Accounting Firm in Item 8, Financial Statements and Supplementary Data, and (ii) clarify Item 9A, Management’s Report on Internal Control over Financial Reporting and Disclosure Controls and Procedures, in connection with the completion of managements’ assessment of internal control over financial reporting. The Company has included the updated Report of Independent Registered Public Accounting Firm, which was previously filed in Amendment No. 2, in Item 8, which is Exhibit 99.3 to this Current Report. The Company is also filing Item 9A, Management’s Report on Internal Control over Financial Reporting and Disclosure Controls and Procedures, previously filed in Amendment No. 2, as Exhibit 99.4 to this Current Report.

In addition to the updates to Items 6, 7 and 8 in connection with the Financial Services Division described in the first paragraph of this Item 8.01, the Company has revised the presentation of general and administrative expenses in the tabular and narrative sections of Item 7, by including in general and administrative expenses amounts previously excluded from general and administrative expenses and disclosed in the Annual Report as “unusual charges.” In Items 6, 7 and 8, the Company also has revised the presentation of its accrued exit cost as of December 31, 2004 associated with the closure of its San Rafael, CA facility and has updated its working capital and accrued liabilities accordingly.

Furthermore, the Company has updated the risk factors entitled:

-	“We Have Found Material Weaknesses in Our System of Internal Controls over Financial Reporting and Disclosure Controls as of December 31, 2004, Which Could Adversely Affect Our Ability to Record, Process, Summarize and Report Certain Financial Data. As a Result, Our Internal Controls over Financial Reporting and Disclosure Controls and Procedures are Ineffective as of December 31, 2004. Our Management Report and Auditors’ Attestation as to Our Internal Controls are Not Yet Complete and are Not Included in this Filing.”

-	“Failure to Achieve and Maintain Effective Internal Controls Could Have a Material Adverse Effect on Our Business, Operating Results and Stock Price.”

to reflect the updated status of its internal control efforts as disclosed in Amendment No. 1. The revisions are reflected in amended Item 7 filed as Exhibit 99.2 to this Current Report.

An updated consent of the Company’s Independent Registered Public Accounting Firm is set forth as Exhibit 23.1 to this Current Report.

Except as described in the foregoing paragraphs, no other amendments are being made to the Annual Report, as amended by Amendment No. 1 and Amendment No. 2. This Current Report and the exhibits hereto do not reflect events occurring after the filing of the Annual Report, as amended, nor does it modify or update the disclosure contained in the Annual Report, as amended, in any way other than as required to reflect the amendments discussed above and reflected in the exhibits hereto. Exhibits 23.1, 99.1, 99.2, 99.3 and 99.4 are incorporated by reference herein in response to this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 23.1	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm

Exhibit 99.1	Selected Financial Data

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3	Financial Statements and Supplementary Data

Exhibit 99.4	Management’s Report on Internal Control over Financial Reporting and Disclosure Controls and Procedures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2006

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 23.1	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm

Exhibit 99.1	Selected Financial Data

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3	Financial Statements and Supplementary Data

Exhibit 99.4	Management’s Report on Internal Control over Financial Reporting and Disclosure Controls and Procedures